UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset
Inflation Management
Fund Inc.
(IMF)

ANNUAL REPORT

OCTOBER 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Western Asset
	Inflation Management
	Fund Inc.

Annual Report • October 31, 2007

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	4

	Schedule of Investments	5

	Statement of Assets and Liabilities	9

	Statement of Operations	10

	Statements of Changes in Net Assets	11

	Statement of Cash Flows	12

	Financial Highlights	13

Fund Objective	Notes to Financial Statements	14

The Fund’s primary investment objective is total return.	Report of Independent Registered Public Accounting Firm	23
Current income is a secondary investment objective.
	Additional Information	24

	Annual Chief Executive Officer and Chief Financial Officer Certification	28

	Important Tax Information	29

	Dividend Reinvestment Plan	30

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Letter from the Chairman

Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during the 12-month reporting period ended October 31, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The preliminary estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates at the end of October, as it cut both the discount rate and federal funds rate another 0.25% to 5.00% and 4.50%, respectively. In its statement accompanying the October meeting, the Fed stated: “Economic growth was solid in the third quarter, and strains in financial markets have eased somewhat on balance.

Western Asset Inflation Management Fund Inc.	I

However, the pace of economic expansion will likely slow in the near term, partly reflecting the intensification of the housing correction.” The Fed went on to say: “The Committee judges that, after this action, the upside risks to inflation roughly balance the downside risks to growth.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended October 31, 2007, two-year Treasury yields fell from 4.71% to 3.94%. Over the same period, 10-year Treasury yields fell from 4.61% to 4.48%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.38%.

Despite a dramatic flight to quality in the latter part of the reporting period, both the high-yield bond market and the emerging market debt market generated solid results over the 12-month period ended October 31, 2007. During

II	Western Asset Inflation Management Fund Inc.

that time, the Citigroup High Yield Market Index[v] returned 6.82%. While high-yield bond prices weakened significantly in June and July 2007, it was not enough to overcome low default rates, strong corporate profits and overall strong demand. In addition, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 8.07% during the reporting period. Overall solid demand, an expanding global economy, strong domestic spending and the Fed’s rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On August 15, 2007, the Board of Directors of Western Asset Inflation Management Fund Inc. approved, to be effective September 17, 2007, changes to the Fund’s non-fundamental investment policy relating to the Fund’s definition of “emerging market country”. The Fund changed its definition of “emerging market country” to include any country which is, at the time of investment, represented in the EMBI Global or categorized by the International Bank for Reconstruction and Development (“World Bank”), in its annual categorization, as middle- or low-income.

Under the Fund’s previous investment policy, the Fund defined an “emerging market country” as “any country considered to be an emerging country by the World Bank at the time of the Fund’s investment. These countries generally included every nation in the world except the United States, Japan, Australia, New Zealand and most countries in Western Europe.

Additionally on August 15, 2007, the Board of Directors approved, to be effective September 17, 2007, amending the Fund’s non-fundamental investment policy relating to the average duration of the Fund’s portfolio.

Western Asset Inflation Management Fund Inc.	III

Under the Fund’s amended policy, although the Fund may invest in fixed-income securities of any maturity, the average modified duration of the Fund is now expected to range within three years of the Fund’s stated benchmark, which is currently the Lehman Brothers Global Real Index: U.S. TIPSvii. Previously, the Fund was subject to a policy requiring the average portfolio duration of the Fund to normally be within the range of one to eight years.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates.

These changes are intended to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives and address recent and future developments in the market, but the Fund’s portfolio managers do not currently anticipate that any dramatic changes in the Fund’s portfolio composition or investment approach will result.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

IV	Western Asset Inflation Management Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals. Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	The Lehman Brothers Global Real Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-LInked Index securities.

Western Asset Inflation Management Fund Inc.	V

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Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two and 10-year Treasury yields began the reporting period at 4.71% and 4.61%, respectively. This inversion of the yield curveii, when shorter-term yields eclipse their longer-term counterparts, has often been a precursor to weaker economic growth. However, after tepid gross domestic product (“GDP”)iii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June 2007, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

After their June peaks, Treasury yields then moved sharply lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their prices to rise. At the same time, increased risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed aggressively lowered the discount rateiv and then the federal funds ratev toward the end of the reporting period. These actions appeared to lessen the credit crunch and supported the overall bond market. By October 2007, the volatility in the bond market was less extreme and, at the end of the fiscal year, two- and 10-year Treasury yields were 3.94% and 4.48%, respectively.

Performance Review

For the 12 months ended October 31, 2007, Western Asset Inflation Management Fund Inc. returned 5.65% based on its net asset value (“NAV”)vi and 6.51% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Global Real Index: U.S. TIPSvii, returned 6.33% and its Lipper General U.S. Government Closed-End Funds Category Averageviii increased 6.57% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.72 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2007. Past performance is no guarantee of future results.

Western Asset Inflation Management Fund Inc. 2007 Annual Report	1

Performance Snapshot as of October 31, 2007 (unaudited)

Price Per Share	12-Month Total Return
$18.15 (NAV)	5.65%
$16.16 (Market Price)	6.51%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q.  What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. During the fiscal year, the Fund had overweight positions versus its benchmark in both short-dated and long-dated Treasury Inflation-Protected Securities (“TIPS”)ix. Over the 12-month reporting period, yields for TIPS rallied, with shorter-dated TIPS outperforming their longer-dated counterparts. In this environment, the Fund’s overweight to shorter-dated TIPS contributed to the Fund’s performance.

What were the leading detractors from performance?

A. The Fund’s exposure to mortgage- and asset-backed securities was a drag on performance, as volatility increased in the second half of the fiscal year. These sectors were negatively impacted due to investor concerns over the housing and subprime mortgage markets. In addition, the Fund’s other investment grade and high-yield bond holdings, especially those in the Financials sector, hurt results as spreads widened dramatically.

Q.  Were there any significant changes to the Fund during the reporting period?

A. Although there were no significant changes to the Fund’s positioning over the period, there were changes to the non-fundamental investment policies, as described in the Letter from the Chairman. These changes, noted under “Special Shareholder Notices,” are intended to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives.

Looking for Additional Information?

The Fund is traded under the symbol “IMF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIMFX” on most financial websites. Barron’s and The Wall Street Journal’s

2	Western Asset Inflation Management Fund Inc. 2007 Annual Report

Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Inflation Management Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. If interest rates rise, but the rate of inflation does not, the Fund’s performance will be adversely affected. The Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk, and deflation risk. Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. As interest rates rise, bond prices fall, reducing the value of the Fund. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

v

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii	The Lehman Brothers Global Real Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

ix

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Inflation Management Fund Inc. 2007 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

4	Western Asset Inflation Management Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007)

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Face Amount†	Security	Value
U.S. TREASURY INFLATION PROTECTED SECURITIES — 79.7%
	U.S. Treasury Bonds, Inflation Indexed:
14,559,706	3.000% due 7/15/12 (a)	$15,305,905
7,188,899	1.875% due 7/15/13	7,170,365
21,802,574	2.375% due 1/15/25 (a)	22,269,302
14,802,871	2.000% due 1/15/26	14,302,119
3,412,842	2.375% due 1/15/27	3,501,896
2,036,376	3.875% due 4/15/29	2,615,632
	U.S. Treasury Notes, Inflation Indexed:
4,697,421	3.875% due 1/15/09	4,823,669
9,763,373	4.250% due 1/15/10	10,299,597
8,341,532	0.875% due 4/15/10 (b)	8,152,546
1,257,084	2.375% due 4/15/11	1,277,021
8,023,532	2.000% due 1/15/14	8,019,777
8,003,783	1.625% due 1/15/15	7,771,177
10,707,840	2.500% due 7/15/16	11,062,548
1,254,063	2.625% due 7/15/17	1,310,594
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $115,188,201)	117,882,148
ASSET-BACKED SECURITIES — 1.0%
Home Equity — 1.0%
750,000	Asset-Backed Funding Certificates, 6.323% due 1/25/34 (c)	654,282
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (d)	66
500,000	GSAMP Trust, 6.023% due 11/25/34 (c)	450,007
2,951	Merrill Lynch Mortgage Investors Inc., 5.000% due 9/25/35 (d)	2,851
455,685	Renaissance Home Equity Loan Trust, 6.773% due 3/25/34 (c)	414,421
36,215	SACO I Trust, 5.073% due 4/25/35 (c)(d)	33,306
71,380	Sail Net Interest Margin Notes, 5.500% due 3/27/34 (d)	5,443
	TOTAL ASSET-BACKED SECURITIES (Cost — $1,898,202)	1,560,376

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.3%
120,000	American Home Mortgage Investment Trust, 5.673% due 11/25/45 (c)	117,390
5,586,285	Federal Home Loan Mortgage Corp. (FHLMC, PAC, IO, 5.000% due 5/15/24 (e)	189,871
5,597,011	Federal National Mortgage Association (FNMA, IO, 5.500% due 7/1/18 (e)	896,690
376,255	Merit Securities Corp., 6.319% due 9/28/32 (c)(d)	346,060
	Structured Asset Securities Corp.:
119,940	5.973% due 2/25/28 (c)	114,179
249,400	5.873% due 3/25/28 (c)	224,762
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $1,504,206)	1,888,952

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2007 Annual Report	5

Schedule of Investments (October 31, 2007) (continued)

Face Amount†	Security	Value
CORPORATE BONDS & NOTES — 5.1%
Capital Markets — 0.7%
1,050,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (d)	$1,042,098
Commercial Banks — 0.5%
550,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (c)(d)	563,291
260,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (d)	246,974
	Total Commercial Banks	810,265
Consumer Finance — 2.4%
1,500,000	Ford Motor Credit Co., Notes, 6.813% due 1/15/10 (c)	1,429,606
1,500,000	General Motors Acceptance Corp., Notes, 7.821% due 12/1/14 (c)	1,336,196
	SLM Corp. Medium-Term Notes:
540,000	5.375% due 1/15/13	487,285
270,000	5.375% due 5/15/14	240,237
	Total Consumer Finance	3,493,324
Diversified Financial Services — 0.5%
890,000	Residential Capital LLC, Senior Notes, 6.000% due 2/22/11	650,139
100,000	TNK-BP Finance SA, Senior Notes, 7.875% due 3/13/18 (d)	99,375
	Total Diversified Financial Services	749,514
Electric Utilities — 0.2%
250,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (d)	258,750
Independent Power Producers & Energy Traders — 0.5%
	Energy Future Holdings, Senior Notes:
72,000	10.875% due 11/1/17 (d)	73,170
288,000	11.250% due 11/1/17 (d)(f)	293,040
500,000	TXU Corp., Senior Notes, 6.550% due 11/15/34	362,876
	Total Independent Power Producers & Energy Traders	729,086
Metals & Mining — 0.3%
360,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	376,035
Oil, Gas & Consumable Fuels — 0.0%
29,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	31,037
	TOTAL CORPORATE BONDS & NOTES (Cost — $7,592,378)	7,490,109

MORTGAGE-BACKED SECURITIES — 11.4%
FHLMC — 1.7%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
158,971	7.000% due 6/1/17	164,782
2,054,895	8.500% due 9/1/24	2,203,689
177,790	6.500% due 8/1/29	183,589
	TOTAL FHLMC	2,552,060

See Notes to Financial Statements.

6	Western Asset Inflation Management Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount†		Security	Value
FNMA — 9.7%
		Federal National Mortgage Association (FNMA):
80,507		5.500% due 1/1/14	$80,979
405,327		7.000% due 3/15/15-6/1/32	425,238
6,839,361		6.000% due 1/1/37-6/1/37	6,891,437
5,300,000		5.000% due 11/13/37 (g)	5,087,173
1,800,000		6.000% due 11/13/37 (g)	1,813,219
		TOTAL FNMA	14,298,046
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $16,670,470)	16,850,106
SOVEREIGN BONDS — 1.3%
Argentina — 0.2%
		Republic of Argentina:
75,000	EUR	9.750% due 11/26/03 (h)	35,427
150,000	EUR	8.500% due 7/1/04 (h)	69,987
100,000	EUR	10.250% due 1/26/07 (h)	49,189
225,000	EUR	Medium-Term Notes, 9.000% due 5/24/05 (d)(h)	106,201
		Total Argentina	260,804
Mexico — 0.3%
386,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	432,803
Russia — 0.8%
		Russian Federation:
2,778		8.250% due 3/31/10 (d)	2,893
175,000		11.000% due 7/24/18 (d)	248,609
510,000		12.750% due 6/24/28 (d)	920,231
14,850		7.500% due 3/31/30 (d)	16,762
		Total Russia	1,188,495
		TOTAL SOVEREIGN BONDS (Cost — $1,674,845)	1,882,102

Shares
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
7,600		Ford Motor Co., 7.400%	129,352
2,100		Ford Motor Co., 8.000%	39,900
300		Ford Motor Co., Series F, 7.550%	5,430
		TOTAL CONSUMER DISCRETIONARY	174,682

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2007 Annual Report	7

Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value
FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
1,000	Preferred Plus Trust, Series FRD-1, 7.400%	$17,000
6,800	Saturns, Series F 2003-5, 8.125%	127,976
	TOTAL FINANCIALS	144,976
	TOTAL PREFERRED STOCKS (Cost — $304,749)	319,658

	TOTAL INVESTMENTS — 100.0% (Cost — $144,833,051#)	$147,873,451

†                   Face amount denominated in U.S. dollars, unless otherwise noted.

(a)             All or a portion of this security is segregated for open futures contracts and securities traded on a to-be-announced (“TBA”) basis.

(b)             All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)             Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(d)             Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)             Illiquid security.

(f)              Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)             This security is traded on a TBA basis (See Note 1).

(h)             Security is currently in default.

#                   Aggregate cost for federal income tax purposes is $145,613,291.

Abbreviations used in this schedule:
EUR	- Euro
IO	- Interest Only
PAC	- Planned Amortization Class

See Notes to Financial Statements.

8	Western Asset Inflation Management Fund Inc. 2007 Annual Report

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investments, at value (Cost — $144,833,051)	$147,873,451
Foreign currency, at value (Cost — $12,669)	13,454
Dividends and interest receivable	1,075,566
Receivable for securities sold	565,389
Receivable from broker — variation margin on open futures contracts	122,942
Prepaid expenses	6,562
Total Assets	149,657,364
LIABILITIES:
Payable for securities purchased	6,863,047
Due to custodian	489,566
Swap contracts, at value (premium received $69,501)	88,393
Investment management fee payable	72,066
Directors’ fees payable	12,742
Accrued expenses	128,671
Total Liabilities	7,654,485
Total Net Assets	$142,002,879
NET ASSETS:
Par value ($0.001 par value; 7,824,001 shares issued and outstanding; 100,000,000 shares authorized)	$7,824
Paid-in capital in excess of par value	151,960,108
Undistributed net investment income	114,659
Accumulated net realized loss on investments, futures contracts, options written, swap contracts and foreign currency transactions	(13,085,429)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	3,005,717
Total Net Assets	$142,002,879

Shares Outstanding	7,824,001
Net Asset Value	$18.15

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2007 Annual Report	9

Statement of Operations (For the year ended October 31, 2007)

INVESTMENT INCOME:
Interest	$7,469,779
Dividends	34,489
Total Investment Income	7,504,268
EXPENSES:
Investment management fee (Note 2)	963,316
Interest expense (Note 3)	739,573
Shareholder reports	154,527
Legal fees	67,161
Audit and tax	56,051
Directors’ fees	54,143
Transfer agent fees	43,002
Registration fees	21,294
Custody fees	4,605
Insurance	4,183
Miscellaneous expenses	12,477
Total Expenses	2,120,332
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,388)
Net Expenses	2,117,944
Net Investment Income	5,386,324
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(2,732,013)
Futures contracts	(612,732)
Options written	79,786
Swap contracts	2,450
Foreign currency transactions	843
Net Realized Loss	(3,261,666)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	5,140,325
Futures contracts	88,880
Swap contracts	(18,892)
Foreign currencies	754
Change in Net Unrealized Appreciation/Depreciation	5,211,067
Net Gain on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	1,949,401
Increase in Net Assets From Operations	$7,335,725

See Notes to Financial Statements.

10	Western Asset Inflation Management Fund Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2007	2006
OPERATIONS:
Net investment income	$5,386,324	$8,065,110
Net realized loss	(3,261,666)	(4,275,274)
Change in net unrealized appreciation/depreciation	5,211,067	(1,012,014)
Increase in Net Assets From Operations	7,335,725	2,777,822
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,933,670)	(11,998,096)
Net realized gains	—	(3,653,369)
Return of capital	—	(377,023)
Decrease in Net Assets From Distributions to Shareholders	(5,933,670)	(16,028,488)
FUND SHARE TRANSACTIONS:
Cost of tendered shares (845,253 and 963,251 tendered shares, respectively) (Note 5)	(14,473,982)	(16,779,833)
Decrease in Net Assets From Fund Share Transactions	(14,473,982)	(16,779,833)
Decrease in Net Assets	(13,071,927)	(30,030,499)
NET ASSETS:
Beginning of year	155,074,806	185,105,305
End of year*	$142,002,879	$155,074,806

* Includes undistributed net investment income of:	$114,659	—

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2007 Annual Report	11

Statement of Cash Flows (For the year ended October 31, 2007)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Dividends and interest received	$5,833,972
Operating expenses paid	(1,384,425)
Net sales of short-term investments	26,265,611
Realized gain on foreign currency transactions	843
Realized gain on options	73,464
Realized loss on futures contracts	(612,732)
Realized gain on swap contracts	2,450
Net change in unrealized appreciation on futures contracts	88,880
Net change in unrealized appreciation on foreign currencies	754
Purchases of long-term investments	(81,261,935)
Proceeds from disposition of long-term investments	145,440,223
Premium for written swaps	69,501
Change in receivable to broker - variation margin	(165,114)
Interest paid	(825,195)
Net Cash Flows Provided By Operating Activities	93,526,297
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(5,933,670)
Cost of shares tendered	(14,473,982)
Deposits with brokers for reverse repurchase agreements	1,060,000
Cash paid on reverse repurchase agreements	(74,668,750)
Net Cash Flows Used By Financing Activities	(94,016,402)
NET DECREASE IN CASH	(490,105)
Cash, Beginning of year	13,993
Cash, End of year	$(476,112)
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$7,335,725
Accretion of discount on investments	(3,398,686)
Amortization of premium on investments	1,275,943
Decrease in investments, at value	81,750,499
Increase in payable for securities purchased	6,863,047
Decrease in dividends and interest receivable	452,447
Increase in premium for written swaps	69,501
Increase in receivable for securities sold	(565,389)
Decrease in payable to broker - variation margin	(165,114)
Decrease in prepaid expenses	1,838
Decrease in interest payable	(85,622)
Decrease in accrued expenses	(7,892)
Total Adjustments	86,190,572
Net Cash Flows Provided By Operating Activities	$93,526,297

See Notes to Financial Statements.

12	Western Asset Inflation Management Fund Inc. 2007 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2007(1)		2006(1)	2005(1)	2004(1)(2)
Net Asset Value, Beginning of Year	$17.89		$19.22	$19.74	$19.06	(3)
Income (Loss) From Operations:
Net investment income	0.66		0.86	1.00	0.29
Net realized and unrealized gain (loss)	0.28		(0.55)	(0.34)	0.65
Total Income From Operations	0.94		0.31	0.66	0.94
Less Distributions From:
Net investment income	(0.72)		(1.26)	(1.18)	(0.26)
Net realized gains	—		(0.38)	—	—
Tax return of capital	—		(0.04)	—	—
Total Distributions	(0.72)		(1.68)	(1.18)	(0.26)
Increase in Net Asset Value Due to Shares Repurchased in Tender Offer	0.04		0.04	—	—
Decrease in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—	—	(0.00	)(4)
Net Asset Value, End of Year	$18.15		$17.89	$19.22	$19.74
Market Price, End of Year	$16.16		$15.87	$17.02	$18.60
Total Return, Based on NAV(5)(6)	5.65%		1.98%	3.42%	4.97%
Total Return, Based on Market Price(6)	6.51%		2.96%	(2.32)%	(5.70)%
Net Assets, End of Year (000s)	$142,003		$155,075	$185,105	$190,115
Ratios to Average Net Assets:
Gross expenses	1.45	%(8)	3.64%	2.42%	0.89	%(7)
Gross expenses, excluding interest expense	0.95	(8)	1.17	1.04	0.87	(7)
Net expenses	1.45	(8)(9)	3.64 (9)	2.42	0.89	(7)
Net expenses, excluding interest expense	0.94	(8)(9)	1.17 (9)	1.04	0.87	(7)
Net investment income	3.69		4.75	5.10	3.44	(7)
Portfolio Turnover Rate	55%		33%	42%	23%

(1)             Per share amounts have been calculated using the average shares method.

(2)             For the period May 25, 2004 (inception date) to October 31, 2004.

(3)             Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

(4)             Amount represents less than $0.01 per share.

(5)             Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)             The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)             Annualized.

(8)             Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

(9)             Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2007 Annual Report	13

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

14	Western Asset Inflation Management Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as” variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of

Western Asset Inflation Management Fund Inc. 2007 Annual Report	15

Notes to Financial Statements (continued)

an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These up-front payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement and that there will be unfavorable changes in net interest rates.

(h) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities that have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying

16	Western Asset Inflation Management Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded

Western Asset Inflation Management Fund Inc. 2007 Annual Report	17

Notes to Financial Statements (continued)

on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(o) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$662,005	$(662,005)

(a)     Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage-backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of credit default swap accrual.

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the fund. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets plus any borrowings, for its services. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated

18	Western Asset Inflation Management Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

securities. Western Asset Limited does not receive any compensation from the Fund but is paid by Western Asset for its services to the fund.

During the year ended October 31, 2007, the Fund was reimbursed for expenses amounting to $2,388 for a portion of non-recurring payments due to retiring directors.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$ 3,261,719	$ 84,863,263
Sales	9,524,764	136,412,324

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 3,413,053
Gross unrealized depreciation	(1,152,893)
Net unrealized appreciation	$ 2,260,160

At October 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar Futures	87	3/08	$20,726,998	$20,772,338	$ 45,340

Contracts to Sell:
U.S. Treasury Long Bond	37	12/07	$4,101,268	$4,165,969	$(64,701)
U.S. Treasury 5 Year Notes	36	12/07	3,869,820	3,864,375	5,445
U.S. Treasury 10 Year Notes	7	12/07	767,449	770,109	(2,660)
					(61,916)
Net Unrealized Loss on Open Futures Contracts					$(16,576)

Western Asset Inflation Management Fund Inc. 2007 Annual Report	19

Notes to Financial Statements (continued)

Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2007 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$18,648,129	5.21%	$ 74,668,750

*  Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

At October 31, 2007, the Fund did not have any open reverse repurchase agreements.

Interest rates on reverse repurchase agreements ranged from 4.67% to 5.31% during the year ended October 31, 2007. Interest expense incurred on reverse repurchase agreements totaled $739,573.

During the year ended October 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding October 31, 2006	—	—
Options written	237	$ 83,674
Options closed	(34)	(19,611)
Options expired	(203)	(64,063)
Options written, outstanding October 31, 2007	—	—

At October 31, 2007, the Portfolio held the following credit default swap contracts:

Swap Counterparty:	Barclays Capital
Effective Date:	9/25/07
Referenced Entity:	CDX NA IG.8
Notional Amount:	$7,000,000
Termination Date:	6/20/12
Unrealized Depreciation	$(18,892)

At October 31, 2007, the Fund held TBA securities with a total cost of $6,863,047.

4.  Distributions Subsequent to October 31, 2007

On August 16, 2007, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.0600 per share payable on November 30, 2007 to shareholders of record on November 23, 2007. On November 19, 2007, the Board declared three distributions, each in the amount of $0.0700 per share, payable on December 28, 2007, January 25, 2008 and February 29, 2008 to shareholders of record on December 21, 2007, January 18, 2008 and February 22, 2008, respectively.

20	Western Asset Inflation Management Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

5.  Tender Offers

During the year ended October 31, 2006, the Fund, in accordance with its tender offer for up to 963,251 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $17.42 per share (98% of the net asset value per share of $17.77 on July 28, 2006). These shares represent 10% of the Fund’s then outstanding shares.

During the year ended October 31, 2007, the Fund, in accordance with its tender offers for up to 433,463 and 411,790 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $17.08 and $17.17 per share, respectively (98% of the net asset value per share of $17.42 on January 17, 2007 and $17.52 on July 23, 2007, respectively). The shares accepted in each of the two tenders represent 5% of the Fund’s then outstanding shares.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2007	2006
Distributions Paid From:
Ordinary Income	$5,933,670	$14,845,224
Net Long-term Capital Gains	—	806,241
Total Taxable Distributions	$5,933,670	$15,651,465
Tax Return of Capital	—	377,023
Total Distributions Paid	$5,933,670	$16,028,488

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 137,520
Capital loss carryforward*	(12,098,919)
Other book/tax temporary differences(a)	(229,131)
Unrealized appreciation/(depreciation)(b)	2,225,477
Total accumulated earnings/(losses) — net	$ (9,965,053)

*            As of October 31, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2014	$ (6,198,679)
10/31/2015	(5,900,240)
$(12,098,919)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Inflation Management Fund Inc. 2007 Annual Report	21

Notes to Financial Statements (continued)

7.  Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

8.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

***

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

22	Western Asset Inflation Management Fund Inc. 2007 Annual Report

Report of Independent Registered Public
Accounting Firm

The Board of Directors and Shareholders
Western Asset Inflation Management Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Inflation Management Fund Inc. as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period May 25, 2004 (commencement of operations) through October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Inflation Management Fund Inc. as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 21, 2007

Western Asset Inflation Management Fund Inc. 2007 Annual Report	23

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Inflation Management Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	Formerly Associate General Counsel, Pfizer Inc.	22	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University	20	None

24	Western Asset Inflation Management Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	20	Director of two registered investment companies advised by Blackstone Advisors

Interested Directors:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2003	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006).

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2007

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

Western Asset Inflation Management Fund Inc.	25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2006

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

				N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005)

				N/A	N/A

Albert Laskaj Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1977	Controller	Since 2007

Controller of certain funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason

				N/A	N/A

26	Western Asset Inflation Management Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Steven Frank Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1967	Controller	Since 2007

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2010 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Invesment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Inflation Management Fund Inc.	27

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s N-CSR filed with the SEC, for the period of this report.

28	Western Asset Inflation Management Fund Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2007:

Record Date:	Monthly
Payable Date:	Monthly

Interest from Federal obligations	86.28%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Inflation Management Fund Inc.	29

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions on your Common Shares will be automatically reinvested by American Stock Transfer and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent.

If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer and Trust Company, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151 or by accessing the Plan Agent’s website at www.amstock.com. Such withdrawal will be effective

30	Western Asset Inflation Management Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Inflation Management Fund Inc.	31

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Western Asset Inflation Management Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	INFLATION
Daniel P. Cronin	MANAGEMENT
Paolo M. Cucchi	FUND INC.
Leslie H. Gelb	125 Broad Street
R. Jay Gerken, CFA	10th Floor, MF-2
Chairman	New York, New York 10004
William R. Hutchinson
Dr. Riordan Roett	INVESTMENT MANAGER
Jeswald W. Salacuse	Legg Mason Partners
Fund Advisor, LLC

OFFICERS	SUBADVISERS
R. Jay Gerken, CFA	Western Asset
President and	Management Company
Chief Executive Officer	Western Asset Management
Company Limited
Kaprel Ozsolak
Chief Financial Officer and	CUSTODIAN
Treasurer	State Street Bank
and Trust Company
Ted P. Becker	225 Franklin Street
Chief Compliance Officer	Boston, Massachusetts 02110

Thomas C. Mandia	TRANSFER AGENT
Assistant Secretary	American Stock Transfer &
Trust Company
Albert Laskaj	59 Maiden Lane
Controller	New York, New York 10038

Steven Frank	INDEPENDENT
Controller	REGISTERED PUBLIC
ACCOUNTING FIRM
Robert I. Frenkel	KPMG LLP
Secretary and Chief Legal Officer	345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher &
Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL
IMF

This report is transmitted to the shareholders of Western Asset Inflation Management Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Western Asset Inflation Management Fund Inc. WESTERN ASSET INFLATION MANAGEMENT FUND INC. 125 Broad Street 10th Floor, MF-2 New York, NY 10004

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038 WAS0021 12/07 SR07-472

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                 CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2006 and October 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,000 in 2006 and $53,500 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $255 in 2006 and $0 in 2007. In 2006, these services consisted of procedures performed in connection with billing for time incurred in connection with KPMG work paper review for the Western Asset Inflation Management Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Inflation Management Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC or KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $5,985 in 2006 and $5,150 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Inflation Management Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Inflation Management Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Inflation Management Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Inflation Management Fund Inc. and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Inflation Management Fund Inc. during the reporting period were $0 in 2007.

(h) Yes.  Western Asset Inflation Management Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Inflation Management Fund Inc.or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)     Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b)    Not applicable

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                 DISCLOSURE OF PROXY VOTING PLICIES AND PROCDURES FOR CLOSE-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.  Proxies are reviewed to determine accounts impacted.

b.  Impacted accounts are checked to confirm Western Asset voting authority.

c.  Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.  If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.  Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.  Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.  A copy of Western Asset’s policies and procedures.

b.  Copies of proxy statements received regarding client securities.

c.  A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.  Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.  A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.   Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.   Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.   Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.  Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.  Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.  Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.  Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.  Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.  Votes are cast on a case-by-case basis in contested elections of directors.

2.  Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.  Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.  Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.  Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.  Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.  Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.  Western Asset votes for proposals relating to the authorization of additional common stock.

b.  Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.  Western Asset votes for proposals authorizing share repurchase programs.

4.  Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.  Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.  Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.  Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.  Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.  Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.  Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.  Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.  Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.  Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.  Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.  Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.  Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.  Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.  Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.  Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.  Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.  Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Matthew Duda Western Asset	Since 2006	Co-portfolio manager of the fund; Research Analyst at Western Asset Management since 2001;

385 East Colorado Blvd. Pasadena, CA 91101		Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	112 registered investment companies with $116.4 billion in total assets under management	239 Other pooled investment vehicles with $221.2 billion in assets under management	1,060 Other accounts with $303.2 billion in total assets under management*

Stephen A. Walsh‡	112 registered investment companies with $116.4 billion in total assets under management	239 Other pooled investment vehicles with $221.2 billion in assets under management	1,060 Other accounts with $303.2 billion in total assets under management*

Keith J. Gardner‡	6 registered investment companies with $728.2 million in total assets under management	6 Other pooled investment vehicles with $1.4 billion in assets under management	1 Other account with $15 million in total assets under management**

Matthew Duda‡	7 registered investment Companies with $1.3 billion in total assets Under management	6 Other pooled investment vehicles with $1.4 billion in assets under management	1 Other account with $15 million in total assets under management**

Michael C. Buchanan‡	14 registered investment Companies with $8.1 billion in total assets Under management	6 Other pooled investment vehicles with $5.2 billion in assets under management	12 Other accounts with $982 million in total assets under management

Detlev Schlichter‡	2 registered investment Companies with $211 million in total assets Under management	26 Other pooled investment vehicles with $4.8 billion in assets under management	67 Other accounts with $26.9 billion in total assets under management***

*	Includes 93 accounts managed, totaling $33.7 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $15 million, for which advisory fee is performance based.
***	Includes 20 accounts managed, totaling $7.7 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2007.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Stephen A. Walsh	A
Matthew Duda	A
Keith J. Gardner	A
Michael C. Buchanan	A
Detlev Schlichter	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.               CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.               EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Inflation Management Fund Inc.

Date:	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Inflation Management Fund Inc.

Date:	January 4, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Inflation Management Fund Inc.
Date:	January 4, 2008